UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 11, 2006

HealthStream, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Tennessee	000-27701	621443555
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

209 10th Ave. South, Suite 450, Nashville, Tennessee		37203
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	615-301-3100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 11, 2006, Dale W. Polley became a member of the Board of Directors of HealthStream, Inc.

Mr. Polley is not a party to any arrangement or understanding with any person pursuant to which Mr. Polley was selected as a director, nor is Mr. Polley a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with the appointment of Mr. Polley to its Board, HealthStream, Inc. issued a press release on September 12, 2006, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release of HealthStream, Inc. dated September 12, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HealthStream, Inc.

September 12, 2006	By:	Susan A. Brownie

Name: Susan A. Brownie
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of HealthStream, Inc. dated September 12, 2006.